Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies.
Commitments and Contingencies

17.Commitments and Contingencies

Operating lease commitments

The Group leases offices and warehouses for operation under operating leases. Future minimum lease payments under non-cancellable operating leases with initial terms in excess of one year consisted of the following as of December 31, 2021:

	RMB	US$
2022	34,949	5,484
2023	24,394	3,828
2024	4,600	722
2025 and thereafter	2,226	349
Total	66,169	10,383

Total rental expenses for all operating leases amounted to RMB31,254, RMB37,027 and RMB55,412 (US$8,695) for the years ended December 31, 2019, 2020 and 2021, respectively.

17.Commitments and Contingencies (Continued)

Contingencies

In the normal course of business, the Group is subject to contingencies, such as legal proceedings and claims arising out of its business, which cover a wide range of matters. Liabilities for contingencies are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

If the assessment of a contingency indicates that it is probable that a material loss is incurred and the amount of the liability can be estimated, then the estimated liability is accrued in the Group’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable, but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the nature of the guarantee would be disclosed. The Group is currently not involved in any legal or administrative proceeding that may have a material adverse impact on the Group’s business, financial position or results of operations.